SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.


                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 10 or 15(d) of the
                    Securities Exchange Act of 1934



                          SEPTEMBER 15, 1999
           ------------------------------------------------
           Date of Report (date of earliest event reported)


                       MARGATE INDUSTRIES, INC.
         -----------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)


        DELAWARE                 0-13817           84-8963939
----------------------------   -----------   ----------------------
(State or Other Jurisdiction   (Commission       (IRS Employer
    of Incorporation          File Number)   Identification Number)


                          129 N. MAIN STREET
                         YALE, MICHIGAN  48097
                ---------------------------------------
                (Address of Principal Executive Offices
                          Including Zip Code)


                             (313) 387-4300
                     ------------------------------
                     (Registrant's telephone number,
                          including area code)


                             NOT APPLICABLE
      ------------------------------------------------------------
      (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant
          --------------------------------

          N/A

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          N/A

Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

          N/A

Item 5.   Material Events
          ---------------

          On September 15, 1999, the Registrant's Board of Directors approved a 5% stock dividend payable to all shareholders of the Corporation owning shares of the Registrant's Common Stock as of the record date of October 15, 1999. The dividend will be issued and distributed to shareholders by American Securities Transfer and Trust on November 15, 1999. Accordingly, the Registrant will issue to all eligible shareholders a total of 74,461 shares of its $0.015 par value Common Stock from its authorized but unissued capital stock.

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          N/A









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

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a) and (b)    None.

          (c)            Exhibits: None




                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MARGATE INDUSTRIES, INC.



Dated: September 21, 1999               By: /s/ William H. Hopton
                                           ---------------------------------
                                            William H. Hopton, President









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